UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025
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BALLY'S CORPORATION

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2025, Bally’s Corporation (“Bally’s”) appointed Marcus Glover as Executive Vice President, Global Operations at Bally’s effective as of March 5, 2025.

On March 5, 2025, Bally’s appointed Mira Mircheva, age 46, as Bally’s Executive Vice President and Chief Financial Officer, subject to receipt of customary regulatory approvals. Ms. Mircheva served as Chief Financial Officer of The Queen Casino & Entertainment since 2023. Prior to that, she was Partner & Research Analyst at Standard General. She joined Standard General in 2015. Ms. Mircheva was previously a Senior Research Analyst at Perella Weinberg Partners Asset Management from 2009 until 2015. Before that, Ms. Mircheva worked as a Vice President in credit principal investing at Goldman Sachs. She joined the Goldman Sachs Investment Banking Division as an analyst in 2001. She is currently a member of the Board of Directors of White Energy and Intralot S.A. Ms. Mircheva holds a B.A. in Economics from Colgate University.
Ms. Mircheva has entered into an employment agreement with Bally’s under which Ms. Mircheva’s annual compensation will consist of a base salary of $550,000, which will be adjusted annually, and a potential target bonus of 100% of base salary. Upon appointment, Ms. Mircheva will be eligible to receive future equity grants in form and amounts to be determined by the compensation committee of Bally’s board of directors. Ms. Mircheva’ s employment agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01    Other Events

On March 11, 2025, Bally’s published a press release announcing Ms. Mircheva’s appointment as Executive Vice President and Chief Financial Officer and Marcus Glover’s appointment as Executive Vice President, Global Operations. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Employment Agreement, dated March 10, 2025, by and between Bally's Corporation and Mira Mircheva
99.1	Press Release dated March 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Kim M. Barker
Name:	Kim M. Barker
Title:	Chief Legal Officer

Date: March 11, 2025